EXHIBIT 32.0
SECTION 1350 CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Each of Anthony C. Weagley, President and Chief Executive Officer and Dennis Boyle Senior Vice President and Chief Financial Officer of Malvern Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)
The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2014	/s/ Anthony C. Weagley
Anthony C. Weagley President and Chief Executive Officer
Date: December 18, 2014	/s/ Dennis Boyle
Dennis Boyle Senior Vice President and Chief Financial Officer
Note:
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Malvern Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.